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                                                                    Exhibit 10.7

                             GENESIS DIRECT, INC.
                         1997 LONG-TERM INCENTIVE PLAN
                    (AS AMENDED TO DATE OF CONSUMMATION OF
                           INITIAL PUBLIC OFFERING)


1.   Purpose

     The purpose of this Plan is to further the growth in earnings and market appreciation of Genesis Direct, Inc. (the "Company") by providing long-term incentives to officers, employees, directors and consultants of the Company and its present and future subsidiaries, partnerships and joint ventures. The Company intends that the Plan will help attract, retain and motivate officers and key employees of high caliber and good potential and promote the alignment of the Participant's interests with that of the Company's shareholders.

2.   Definitions

     As used in the Plan, the following words shall have the following meanings:

     "Award" means an award made to a Participant pursuant to the Plan and described in Paragraph 5, including, without limitation, an award of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Units, Performance Shares, or Other Stock-Based Awards or any combination of the foregoing.

     "Award Agreement" means an agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to an Award.

     "Board" means the Board of Directors of the Company, as constituted from time to time.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Committee" means the Compensation Committee of the Board.

     "Employee" means any officer or other employee of the Company or a Subsidiary, or any consultant, director or advisor, within the meaning of Regulation Section 230.701 of the Securities Act of 1933, as amended, providing bona fide services to the Company.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.
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     "Fair Market Value" means, as of any date:

           (a) the value of a Share as determined in accordance with any applicable resolutions or regulations of the Committee in effect at the relevant time; or

           (b) if the Stock of the Company is publicly traded, the average of the highest and lowest prices at which the Stock is traded on such date on the principal market on which the Stock is traded, or if the Stock is not traded on such date, on the immediately preceding date on which the Stock is traded.

     "Incentive Stock Option" means an option intended to be and designed as an incentive stock option which meets the requirements of Section 422 of the Code.

     "Nonqualified Stock Option" means an option that is not intended to be nor designated as an Incentive Stock Option.

     "Other Stock-Based Awards" means any Award other than a Stock Option, Stock Appreciation Right, Restricted Stock, Performance Unit or Performance Share that is valued by reference to or otherwise based upon Stock of the Company.

     "Participant" means an Employee who, as of any date, has been granted one or more Awards under the Plan which are still outstanding (i.e., have not been exercised, forfeited or terminated).

     "Performance Goals" means, with respect to any Performance Period, performance goals based on any of the following criteria and established by the Committee prior to the beginning of such Performance Period or performance goals based on any of the following criteria and established by the Committee after the beginning of such Performance Period that meet the requirements to be considered pre-established performance goals under
     Section 162(m) of the Code: earnings or earnings growth; return on equity, assets or investment; revenues; expenses; stock price; market share; charge-offs; or reductions in non-performing assets. Such Performance Goals may be particular to an Employee or the division, department, branch, line of business, Subsidiary or other unit in which the Employee works, or may be based on the performance of the Company generally.

     "Performance Period" means (when and if applicable) the period of time designated by the Committee during which Performance Goals will be measured in connection with an Award.

     "Plan" means the Genesis Direct, Inc. 1997 Long-Term Incentive Plan.

     "Public Offering" means any event pursuant to which the Company's Stock becomes publicly traded, including without limitation, an initial public offering by the Company by registration under the Securities Act of 1933, as amended, or a

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     reorganization, consolidation, merger, or other business arrangement between the Company and a publicly traded corporation pursuant to which the shareholders of the Company become shareholders of a publicly traded corporation.

     "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Exchange Act, as amended from time to time.

     "Other Stock-Based Awards" means any Award other than a Stock Option, Stock Appreciation Right, Restricted Stock, Performance Unit or Performance Share that is valued by reference to or otherwise based upon Stock of the Company.

     "Stock" or "Share" means common stock of the Company which may be authorized but unissued or issued and reacquired.

     "Stock Options" means the collective reference to Incentive Stock Options and Nonqualified Stock Options.

     "Subsidiary" means any corporation, partnership, joint venture or other entity in which the Company has at least a fifty percent beneficial ownership interest; provided, however, that when used in conjunction with an Incentive Stock Option, "Subsidiary" means any corporation which in relation to the Company satisfies Section 424(f) of the Code.

3.   Administration

     (a) The Plan shall be administered by the Committee. Members of the Committee shall qualify to administer and make Awards under the Plan for purposes of Section 162(m) of the Code and Rule 16b-3 (and any other applicable rule) promulgated under Section 16(b) of the Exchange Act to the extent that the Company is subject to such rules. The Committee may adopt its own rules or procedures, and the action of a majority of the Committee, taken a meeting or taken without a meeting by a writing signed by such majority, shall constitute action by the Committee. The Committee shall have the power and authority to administer, construe and interpret the Plan, to make rules for carrying it out and to make changes in such rules. Any such interpretations, rules, and administration shall be consistent with the basic purposes of the Plan.

     (b) The Committee may delegate to the Chief Executive Officer and to other senior officers of the Company its duties under the Plan subject to such conditions and limitations as the Committee shall prescribe, except that only the Committee may designate and make Awards to Participants who are subject to Section 16 of the Exchange Act and Section 162(m) of the Code.

     (c) The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company, and the officers

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           and directors of the company shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards made under the Plan, and all members of the Committee shall be fully protected by the Company with respect to any such action, determination or interpretation.

4.   Eligibility

     Subject to the terms hereof, the Committee, in its discretion, may grant Awards to any Employee. Notwithstanding the preceding sentence, Awards to members of the Committee may only be granted by the Board. No Employee shall be entitled as a matter of right to receive an Award, nor shall the grant of an Award entitle an Employee to receive any future Award. The terms, conditions and limitations of each Award under the Plan shall be set forth in an Award Agreement, in a form approved by the Committee or the Board, consistent, however, with the terms of the Plan; provided, however, that such Award Agreement shall contain provisions dealing with the treatment of Awards in the event of the termination, death or disability of a Participant.

5.   Awards

     As the Committee may determine, the following types of Awards may be granted under the Plan to Employees, either alone, in combination or on an alternative basis:

     (a) Incentive Stock Options: These are options to purchase Stock which satisfy the requirements of Section 422 of the Code and which are designated by the Committee as intended to be Incentive Stock Options. At the time of the Award, the Committee shall determine, and shall have included in the Award Agreement or other Plan rules, the option exercise period, the option price, and such other conditions or restrictions as may be appropriate. In addition to other restrictions-contained in the Plan, an option granted under this Paragraph 5(a), (i) may not be exercised more than 10 years after-the date is granted, (ii) may not have an option price less than the Fair Market Value of Company Stock on the date the option is granted,
           (iii) must otherwise comply with the requirements of Code Section 422, and (iv) must be designated as an "Incentive Stock Option" by the Committee. To the extent the aggregate fair market value (determined as of the time the Incentive Stock Option is granted) of the stock with respect to which Incentive Stock Options become exercisable for the first time be an individual during any calendar year under all plans of the Company or any Subsidiary exceeds ONE HUNDRED THOUSAND DOLLARS ($100,000), such

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           options shall be treated as Nonqualified Stock Options. Subject to the foregoing restrictions, an Incentive Stock Option may be granted with respect to a full or fractional number of Shares of Company Stock. Payment of the option price shall be made (i) in cash or in shares of Stock, or a combination thereof, or (ii) any other reasonable method specified in the applicable Award Agreement, including, but no limited to, a cashless exercise pursuant to which the number of Shares of Company Stock issuable upon exercise of an option is reduced by a number of shares having a Fair Market Value equal to the option's exercise price.

     (b) Nonqualified Stock Options. These are options to purchase Stock which are not designated by the Committee as "Incentive Stock Options." At the time of the Award, the Committee shall determine, and shall have included in the Award Agreement or other Plan rules, the option exercise period, the option price, and such other conditions or restrictions as may be appropriate. In addition to the other restrictions contained in the Plan, an option granted under this Paragraph 5(b) may not be exercised more than 10 years after the date it is granted. Subject to the foregoing restrictions, a Nonqualified Stock Option may be granted with respect to a full or fractional number of Shares of Company Stock. Payment of the option price shall be made (i) in cash or in shares of Stock, or a combination thereof, or (ii) any other reasonable method specified in the applicable Award Agreement, including, but not limited to, a cashless exercise pursuant to which the number of Shares of Company Stock issuable upon exercise of an option is reduced by a number of shares having a Fair Market Value equal to the option's exercise price.

     (c) Stock Appreciation Rights: These are rights that on exercise entitle the holder to receive the excess of (i) the Fair Market Value of a share of Stock on the date of exercise over (ii) the Fair Market Value on the date of Award or, if connected with a previously issued stock option, the Fair Market Value at the time such previously issued stock option was granted (the "base value"), multiplied by
           (iii) the number of rights exercised as determined by the Committee. Stock Appreciation Rights granted under the Plan may, but need not be, granted in tandem with a Stock Option under Paragraphs 5(a) or 5(b). The Committee, in the Award Agreement or by other Plan rules, may impose such restrictions or conditions on the exercise of Stock Appreciation Rights as it deems appropriate, and may terminate, amend, or suspend such Stock Appreciation Rights at any time. No Stock Appreciation Right granted under this Plan may be exercised more than 10 years after the date it is granted.

     (d) Restricted Stock: Restricted Stock is Company Stock delivered to a Participant with or without payment of consideration subject to such conditions, terms and restrictions (including performance-based or employment-based vesting, forfeiture conditions and transfer restrictions) on the Participant's right to transfer or sell such stock. The number of shares of Restricted Stock and the restrictions or conditions on such shares

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           shall be as the Committee determines, in the Award Agreement or by other Plan rules, and the certificate for the Restricted Stock shall bear evidence of the restrictions or conditions.

     (e) Performance Shares and Performance Units: An Award of Performance Shares or Performance Units shall entitle a Participant to receive Stock or a cash payment specified by the Committee, depending upon the attainment of certain Performance Goals over a Performance Period. The Performance Period and Performance Goals shall be specified by the Committee and may relate to the performance of the Company or one or more Subsidiaries or a combination thereof. At the time an Award of such shares or units is made, the Committee shall, in the Award Agreement, determine the base value of the Award or specify a formula for determining such value. The Committee may adjust previously established performance criteria and other terms and conditions of an Award at any time prior to the determination of the payment amount, to reflect major unforeseen events such as changes in laws, regulations or accounting policies or procedures, mergers, acquisitions or divestitures or extraordinary, unusual or non-recurring items or events; provided, however, that the Committee may refrain from making any such adjustment in order to comply with
           Section 162(m) of the Code.

           Payment pursuant to an Award of Performance Shares or Performance Units shall be made following the Committee's determination of the extent to which the Performance Goals were satisfied, and shall be made in the form of Stock, cash or a combination thereof, as the Committee may determine. Payment shall be made as promptly as practicable following the end of the Performance Period unless deferred subject to such terms and conditions as may be prescribed by the Committee.

     (f) Other Stock-Based Awards: Other Stock Based Awards may be granted to such Employees as the Committee may select, at any time and from time to time as the Committee shall determine. The Committee shall have complete discretion in determining the number of Shares subject to such Awards, the consideration for such Awards and the terms, conditions and limitations pertaining to same including, without limitation, restrictions based upon the achievement of specific business objectives, tenure, and other measurements of individual or business performance, and/or restrictions under applicable federal or state securities laws, and conditions under which same will lapse. Such Awards may include the issuance of Stock in payments of amounts earned under other incentive compensation plans of the Company. The terms, restrictions and conditions of the Award need not be the same with respect to each Participant.

           The Committee may, in its sole discretion, direct the Company to issue Shares subject to such restrictive legends and/or stop transfer instructions as the Committee deems appropriate.

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6.   Limitations and Conditions

     (a) The number of Shares available for Awards under this Plan is limited to 6,718; provided, however, that as of the date the Company consummates a Public Offering, such number shall be increased to 4,125,000. The limitations contained in this paragraph are subject to further adjustment, as provided in Paragraph 9 hereof. To the extent that any Award is canceled or forfeited, or terminates, expires, or lapses for any reason, any unissued Shares subject to such Award shall again be available for grant under the Plan.

     (b) No Awards shall be made under the Plan beyond ten years after the effective date of the Plan, but the terms of Awards made on or before the expiration thereof may extend beyond such expiration. The Committee may provide for limitations or conditions of an Award at the time the Award is granted or amended, or at the time the terms or conditions of an Award are changed.

     (c) Nothing in this Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Subsidiary.

     (d) Deferral of Award payouts may be provided for, at the sole discretion of the Committee, in the Award Agreements.

     (e) Participants shall not have any of the rights or privileges of stockholders of the Company with respect to any Shares purchasable in connection with any Award, unless and until certificates representing such Shares have been issued by the Company to such Participants, except as otherwise specifically provided.

     (f) Except as otherwise provided in this Paragraph 6, no Stock Option or other Award under the Plan shall be sold, transferred, assigned or otherwise alienated or hypothecated by the Participant, other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative. The Committee may, if permitted by state law and the rules and regulations governing any exchange on which the Company's Stock is traded, establish guidelines providing for the transfer, without payment of consideration, of any Nonqualified Stock Option by the Participant to a member of the Participant's immediate family or to a trust or partnership whose beneficiaries are members of the Participant's immediate family. For purposes of this Paragraph, the term "immediate family" shall include the Participant's spouse, children, grandchildren, parents and siblings.


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     (g)  Except as specifically provided in a retirement or other benefit plan of the Company, Awards under this Plan shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or its Subsidiaries, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. This Plan is not a "Retirement-Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

     (h) Unless the Committee determines otherwise, no benefit or promise under the Plan shall be secured by any specific assets of the Company or any of its Subsidiaries, nor shall any assets of the Company or any of its Subsidiaries be designated as attributable or allocated to the satisfaction of the Company's obligations under the Plan.

     (i) Notwithstanding anything to the contrary hereunder, no grant or Award shall be made under the Plan which would be prohibited by operation of any applicable law or contractual agreement between the Company and any third-party.


7.   Dividends and Dividend Equivalents

     The Committee may provide that Awards earn dividends or dividend equivalents. Such dividend equivalents may be paid currently or may be credited to an account established by the Committee under the Plan in the name of the Participant. Any crediting of dividends or dividend equivalents may be subject to such restrictions and conditions as the Committee may establish, including reinvestment in additional Shares or Share equivalents.


8.   Transfers and Leaves of Absence

     For purposes of the Plan: (a) the transfer of a Participant's employment without an intervening period of separation from the Company to any Subsidiary or vice versa or from one Subsidiary to another shall not be deemed a termination of employment, and (b) a Participant who is granted in writing a leave of absence shall be deemed to have remained in the employ of the Company during such leave of absence; provided, however, that no Awards may be granted to an Employee while absent on leave.


9.   Adjustments

     In the event of a reclassification, recapitalization, merger, consolidation, reorganization, issuance of warrants, rights or debentures, stock dividends, stock


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     split or reverse stock split, cash dividend, property dividend, including, without limitation, a distribution of the stock of a Subsidiary, combination or exchange of shares, repurchase of shares, or any other change in corporate structure, which, in the judgment of the Board, materially affects the value of the Company's Shares, the Board shall determine, in its discretion, the appropriate adjustments, if any, to (a) the number of Shares which may be issued under the Plan, (b) the number of Shares issuable and the exercise price per Share pursuant to an outstanding Award therefore granted under this Plan and, (c) the number of Shares which may underlie an Award.


10.  Amendment and Termination

(a) The Committee shall have the authority to make such amendments to any terms and conditions applicable to outstanding Awards as are consistent with this Plan; provided, however, that subject to Paragraph 9 hereof, no Award shall be modified in a manner adverse to the Participant without the Participant's consent, except as such modification is provided for or contemplated in the terms of the Award.

(b) The Board may terminate, amend or modify the provisions of this Plan (including any performance criteria or conditions which must be achieved in order for an Employee to receive an Award or Awards) at any time and from time to time; provided, however, that an amendment which requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3, Section 162(m) of the Code or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. The termination, amendment or modification of the Plan may be in response to changes in the Code, the Exchange Act, national securities exchange regulations or for other reasons deemed appropriate by the Board.


11.  Foreign Options and Rights

     The Committee may, consistent with the purposes and intent of this Plan, make Awards to Employees who are subject to the laws of nations other than the United States, which Awards may have terms and conditions that differ from the terms otherwise provided in the Plan, for the purpose of complying with foreign laws.


12.  Withholding Taxes

     The Company shall have the right to deduct from any cash payment made under the Plan any federal, state or local income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to deliver shares upon the exercise of a Stock Option or Stock Appreciation Right, upon payment of Performance units or shares, upon delivery of Restricted Stock or upon exercise, settlement or payment of any Other Stock-Based Award that the Participant pay to the Company such amount as may be

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      requested by the Company for the purpose of satisfying any liability for such withholding taxes. Any Award Agreement may provide that the Participant may elect, in accordance with any conditions set forth in such Award Agreement, to pay a portion or all of such withholding taxes in shares of Stock.


13.   Indemnification

      Each current or former member of the Committee, and of the Board, shall be indemnified and held harmless by the Company, to the fullest extent permissible under the Company's Certificate of Incorporation and By-laws and applicable law against any loss, cost, liability or expense that may be imposed upon, or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which the member may be a party or in which the member may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by the member in settlement thereof, with the Company's approval, or paid by the member in satisfaction of any judgment in any such action, suit or proceeding against the member, provided such member shall give the Company an opportunity, at its own expense, to handle and defend the same before the member undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of idemnification to which the member may be entitled under the Company's Certificate of Incorporation or By-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.


14.   Successors

      The terms of the Plan shall be binding upon the Company and its successors and assigns.


15.   Requirements of Law and Other Limitations

      (a) The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approval by any governmental agencies or national securities exchanges as may be required.

      (b) In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

      (c) To the extent not preempted by federal law, the Plan and all Award Agreements, shall be constructed in accordance with and governed by the laws of the State of New Jersey.

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      (d)  Notwithstanding anything herein to the contrary, no Award shall be granted under the Plan which is inconsistent with or exceeds the Company's ability to make a grant hereunder, whether such inability or limitation is the result of any applicable law or is the result of an agreement between the Company or its shareholders and a shareholder or debtholder of the Company, and to the extent that any Award granted hereunder exceeds such ability or limitation, such Award shall be null and void.


16.   Effective Date and Termination Dates

      The Plan shall be effective on and as of the date of its approval by the stockholders of the Company and shall terminate ten years later, subject to earlier termination by the Board pursuant to Paragraph 10.

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